SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 1, 2004
(Date of earliest event reported)

KB HOME

(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commision file number)	(IRS employer identification no.)

10990 Wilshire Boulevard, Los Angeles, California 90024
         (Address of principal executive offices)                  (Zip code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 7 (c). Exhibits

Exhibit No.	Description
99	Press release dated June 1, 2004 announcing the Company’s preliminary net new home orders for the quarter and six months ended May 31, 2004.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

On June 1, 2004, KB Home issued a press release announcing its preliminary net new home orders for the quarter and six months ended May 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2004

KB Home
By:	/s/ Domenico Cecere
Domenico Cecere
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated June 1, 2004 announcing the Company’s preliminary net new home orders for the quarter and six months ended May 31, 2004.

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